Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO RULE 13a-14(a)/15d-14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Airbee Wireless, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sundaresan Raja, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/ Sundaresan Raja
Sundaresan Raja
Principal Executive Officer

May 20, 2008